UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2022

UNITY SOFTWARE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39497	27-0334803
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 3rd Street San Francisco, California	94103-3104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 539-3162

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.000005 par value	U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Litigation Related to the Merger

On August 8, 2022, subsequent to the announcement of the merger by and between Unity Software Inc. (“Unity”), Ursa Aroma Merger Subsidiary Ltd., a direct wholly owned subsidiary of Unity (“Merger Sub”), and ironSource Ltd. (“ironSource”), whereby Merger Sub will merge with and into ironSource (the “Merger”), with ironSource continuing in existence as the surviving corporation and a direct wholly owned subsidiary of Unity, a putative class action complaint, captioned Assad v. Botha et al., Case No. 2022-0691, was filed in the Delaware Court of Chancery against Unity and the Unity board of directors (the “Unity board”). On September 9, 2022, the plaintiff filed an amended complaint. The complaint alleges that the Unity board breached its fiduciary duties by failing to disclose all material information necessary to allow Unity stockholders to make a fully informed decision on whether to approve the issuance of new shares of Unity common stock (the “Unity issuance proposal”) as a part of Unity’s definitive joint proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on September 8, 2022 (the “Definitive Joint Proxy Statement/Prospectus”). The plaintiff is a purported Unity stockholder and seeks to represent a class of Unity stockholders who will vote in connection with the Unity issuance proposal. The complaint seeks additional disclosure and an award of attorneys’ fees, among other remedies.

The results of complex legal proceedings are difficult to predict, and these matters could delay or prevent the Merger from becoming effective in a timely manner. Although the ultimate outcome of this matter cannot be predicted with certainty, Unity believes that the claims asserted against Unity and its directors are without merit. Unity intends to defend against this action vigorously.

Unity does not believe any supplemental disclosures are required or necessary under applicable laws or that any information contained herein is material. However, solely to moot the unmeritorious disclosure claims and minimize the risk, costs, burden, nuisance and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Unity has determined to voluntarily supplement the Definitive Joint Proxy Statement/Prospectus as described in this Current Report on Form 8-K (this “Form 8-K”). Nothing in this Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Unity specifically denies all allegations made in the complaint that any additional disclosure was or is required. Unity believes that the Definitive Joint Proxy Statement/Prospectus disclosed all material information required to be disclosed therein, and denies that the supplemental disclosures are material or are otherwise required to be disclosed. Nothing in the supplemental disclosures should be deemed an admission of the legal necessity or materiality of any supplemental disclosures under applicable laws.

Supplemental Disclosures

The following disclosures should be read in conjunction with the Definitive Joint Proxy Statement/Prospectus, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the Definitive Joint Proxy Statement/Prospectus, the information contained herein supersedes the information contained in the Definitive Joint Proxy Statement/Prospectus. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Definitive Joint Proxy Statement/Prospectus, unless otherwise defined below. All page references in the information below are to the Definitive Joint Proxy Statement/Prospectus. New text is underlined and deleted text is stricken through.

The following disclosure amends and restates the seventh paragraph appearing on Page 92 of the Definitive Joint Proxy Statement/Prospectus in its entirety.

On the same day, the Unity Finance Committee held a meeting with representatives of Unity’s management team, Morgan Stanley, Morrison Foerster, and Cooley to discuss updates with respect to the PIPE Transaction, including, among other things, pricing considerations and strategic rationale. As a part of the meeting, Morgan Stanley reviewed certain financial analyses regarding the PIPE Transaction in comparison to other PIPE transactions and alternatives to the PIPE Transaction, including with respect to the cost of capital of the PIPE Transaction in multiple scenarios, and considerations around the proposed stock buyback and potential consequences of the PIPE Transaction and stock buyback. Morgan Stanley’s review assigned a theoretical valuation to the PIPE Transaction of 111% of par and identified comparable sponsor PIPE transactions ranging from 94% to 154% of par (with a median of 115% of par). Morgan Stanley indicated that publicly marketed convertible notes price on average at a theoretical value of approximately 102%, but noted that the public financing markets were unavailable to Unity at the time due to the requirement to prepare pro forma financials and the structure of the transaction, which precluded use of publicly marketed convertible debt, and further noted the risk of further market deterioration and that it would not have signaling value like the PIPE Transaction which signaled large investors’ support for the Merger.

The following disclosure amends and restates the second and third paragraphs appearing on Page 94 of the Definitive Joint Proxy Statement/Prospectus in their entirety.

On July 12, 2022, Unity entered into a formal written agreement with Goldman Sachs to provide financial advice to Unity in connection with the potential acquisition of ironSource, effective as of June 16, 2022. Pursuant to the written agreement, Unity agreed to pay Goldman Sachs $2.0 million upon consummation of the potential transaction with ironSource. In addition on July 12, 2022, Goldman Sachs informed the Unity board ~~regarding the investment banking services it had provided to and the amount of fees received from ironSource and affiliates of Silver Lake and Sequioa~~ that, in the two years prior to July 12, 2022~~.~~, it had provided financial advisory and underwriting services to and recognized compensation from ironSource and its affiliates (less than $15 million); Silver Lake and its affiliates and portfolio companies (less than $200 million); Sequoia and its affiliates and portfolio companies (less than $100 million ); and the CVC Capital Partners network and CVC funds portfolio companies.

On July 12, 2022, the Unity Finance Committee held a meeting by video conference, together with representatives of Unity’s management team, Morgan Stanley, Morrison Foerster, and Cooley. Representatives of Morrison Foerster reminded the Unity Finance Committee of their fiduciary duties and described the legal terms of the PIPE Transaction. Prior to the meeting, Morgan Stanley informed the Unity Finance Committee and the Unity board regarding the financial advisory and financing services it had provided to and the amount of fees received from ~~affiliates of~~ Silver Lake and its affiliates ($10 million-$25 million), Sequoia and its affiliates (none), and the CVC Capital Partners network and CVC funds portfolio companies in the two years prior to July 12, 2022. Morgan Stanley also indicated that it was currently mandated on financial advisory and financing assignments for the CVC Capital Partners network and CVC funds portfolio companies and Silver Lake (including affiliates) that were unrelated to the proposed merger with ironSource for which it expected to be paid customary fees if the transactions were completed. On August 12, 2022, Morgan Stanley informed the Unity board of an additional assignment for Sequoia (including affiliates), which also was unrelated to the proposed merger with ironSource and for which it expected to be paid customary fees if completed.

The following disclosure amends and restates the paragraph under the subheading “Litigation Relating to the Merger” appearing on Page 136 of the Definitive Joint Proxy Statement/Prospectus in its entirety.

Subsequent to the announcement of the merger, on August 8, 2022, a putative class action complaint, captioned Assad v. Botha et al., Case No. 2022-0691, was filed in the Delaware Court of Chancery against Unity and the Unity board. The complaint alleges that the Unity board breached its fiduciary duties by failing to disclose all material information necessary to allow Unity stockholders to make a fully informed decision on whether to approve the issuance of new shares of Unity common stock as a part of Unity’s preliminary joint proxy statement/prospectus on Form S-4 filed in connection with the merger. The plaintiff is a purported Unity stockholder and seeks to represent a class of Unity stockholders who will vote in connection with the Unity issuance proposal. The complaint seeks additional disclosure and an award of attorneys’ fees, among other remedies. ~~Unity believes this lawsuit is without merit and intends to vigorously defend the case.~~

The results of complex legal proceedings are difficult to predict, and these matters could delay or prevent the merger from becoming effective in a timely manner. Although the ultimate outcome of this matter cannot be predicted with certainty, Unity believes that the claims asserted against Unity and its directors are without merit. Unity intends to defend against this action vigorously.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. These statements are based on current expectations, estimates and projections about the industry and markets in which Unity and ironSource operate and management’s beliefs and assumptions as to the timing and outcome of future events, including the transactions described in this communication. While Unity’s and ironSource’s management believe the assumptions underlying the forward-looking statements are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks and uncertainties include, but are not limited to the expected timing and likelihood of completion of the proposed transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of that certain Agreement and Plan of Merger, dated as of July 13, 2022 (the “Merger Agreement”), by and between Unity, Merger Sub and ironSource; the outcome of any legal proceedings that may be instituted against the parties and others following announcement of the Merger Agreement; the inability to consummate the transaction due to the failure to satisfy other conditions to completion of the transaction; risks that the proposed transaction disrupts current plans and operations of Unity and ironSource; the ability to recognize the anticipated benefits of the transaction, including anticipated synergies; the amount of the costs, fees, expenses and charges related to the transaction; Unity’s expected stock buyback occurring as planned or at all; and the other risks and important factors contained and identified in Unity’s and ironSource’s filings with the SEC, such as Unity’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and ironSource’s Annual Report on Form 20-F for the fiscal year ended December 31, 2021 and subsequent Current Reports on Form 6-K, any of which could cause actual results to differ materially from the forward-looking statements in this communication.

There can be no assurance that the proposed transaction will in fact be consummated. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this communication. Neither Unity nor ironSource is under any duty to update any of these forward-looking statements after the date of this communication, nor to conform prior statements to actual results or revised expectations, and neither Unity nor ironSource intends to do so.

Important Information for Investors and Stockholders

In connection with the proposed transaction, Unity has filed with the SEC a registration statement on Form S-4 (File No. 333-266418) (the “Registration Statement”) that was declared effective by the SEC on September 8, 2022. The Registration Statement includes a joint proxy statement of Unity and ironSource that also constitutes a prospectus of Unity, which joint proxy statement/prospectus was mailed or otherwise disseminated to Unity’s and ironSource’s respective shareholders, as applicable. Unity and ironSource also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, THE SUPPLEMENTAL DISCLOSURE PROVIDED IN THIS CURRENT REPORT ON FORM 8-K AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other relevant documents filed by Unity and ironSource with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the companies will be available free of charge on their respective websites at www.unity.com and www.is.com.

Participants in Solicitation

Unity, ironSource and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Unity is set forth in its proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 20, 2022. Information about the directors and executive officers of ironSource is set forth in its Annual Report on Form 20-F for the fiscal year ended December 31, 2021, which was filed with the SEC on March 30, 2022.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and will be contained in other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY SOFTWARE INC.

Dated: September 21, 2022	By:	/s/ Luis Visoso
Luis Visoso
Senior Vice President and Chief Financial Officer